File Nos. 2-92583 & 811-4084

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

HAWAIIAN TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Hawaiian Tax-Free Trust
of Funds

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Hawaiian Tax-Free Trust

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

and

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on October 27, 2012

Aquila Group	Hawaiian Tax-Free Trust
of Funds

Hawaiian Tax-Free Trust
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on October 27, 2012

To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the “Trust”) will be held:

Place:	(a)	at the Hawaii Prince Hotel, Mauna Kea Ballroom, 100 Holomoana Street, Honolulu, Hawaii;
Time:	(b)	on Saturday, October 27, 2012 at 10:00 a.m. Hawaiian Standard Time;
Purposes:	(c)	for the following purposes:
(i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust’s shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2013 (Annual Meeting Proposal No. 2); and

(iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on the Trust’s records at the close of business on [July 30, 2012] (the “record date”).  Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August [17], 2012

Please Note:
If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 27, 2012: This Notice and the Joint Proxy Statement are available on the internet at www.aquilafunds.com.

Aquila Group	Hawaiian Tax-Free Trust
of Funds

Hawaiian Tax-Free Trust
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Special Meeting of
Shareholders to Be Held
on October 27, 2012

To Shareholders of the Trust:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Hawaiian Tax-Free Trust (the “Trust”) will be held:

Place:	(a)	at the Hawaii Prince Hotel, Mauna Kea Ballroom, 100 Holomoana Street, Honolulu, Hawaii;
Time:	(b)	on Saturday, October 27, 2012 at 10:15 a.m. Hawaiian Standard Time;
Purposes:	(c)	for the following purposes:
(i) to approve an Amended and Restated Investment Advisory Agreement between the Trust and the Trust’s Investment Adviser, Asset Management Group of Bank of Hawaii;
(ii)
to approve the elimination of the Trust’s fundamental policies relating to:
(a)  permitted Trust investments; and
(b)  investments in voting securities, other investment   companies and certain other instruments; and

(iii) to act upon any other matters which may properly come before the Special Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.
Who Can Vote What Shares:	(d)
To vote at the Special Meeting, you must have been a shareholder on the Trust’s records at the close of business on [July 30, 2012] (the “record date”).  Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August [17], 2012

Please Note:
If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 27, 2012: This Notice and the Joint Proxy Statement are available on the internet at www.aquilafunds.com.

Hawaiian Tax-Free Trust
380 Madison Avenue, Suite 2300, New York, New York 10017
Joint Proxy Statement

Introduction

The purpose of the two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the “Trust”) and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting. The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.

The Trust’s Sponsor and Administrator (the “Administrator”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust’s founder, Aquila Management Corporation. The Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust’s Investment Adviser (the “Adviser”) is Asset Management Group of Bank of Hawaii, 130 Merchant Street, Suite 370, Honolulu, HI 96813.

A copy of the Trust’s most recent annual report was sent to shareholders of record as of May 30, 2012.  Additional copies are available on the Trust’s website at www.aquilafunds.com or without charge upon written request to the Administrator, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

These Notices, this Joint Proxy Statement and the accompanying Proxy Cards are first being mailed to shareholders on or about August [17], 2012.  This material is also available on the Trust’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 for information and directions if you plan to attend the Annual and Special Meetings and vote in person.

There are two proxy cards, one for each meeting.  To avoid unnecessary expense, we request that you vote each proxy card no matter how large or small your holding may be.

You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy cards. You will be prompted to enter the control numbers on each of your proxy cards. Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on each of your proxy cards.  Follow the recorded instructions using your proxy cards as guides. If you vote by phone, you need not return the proxy cards by mail.

(3) Proxy Cards

The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Trust calls these persons the “proxy holders.” There are two proxy cards, one for each meeting.  As to the election of Trustees at the Annual Meeting, you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on a proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on a proposal, the proxy holders will vote your shares for that proposal.

General Information

You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on each of your proxy cards, entering your control number, and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual and Special Meetings.

One-third of the outstanding shares of the Trust entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at each of the Annual Meeting and the Special Meeting.  Quorum for each of the Annual Meeting and the Special Meeting will be determined separately.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum at the meetings.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1 at the Annual Meeting, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1 at the Annual Meeting, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the ratification or rejection of the selection of the Trust’s independent registered public accounting firm in Proposal No. 2 at the Annual Meeting.

Abstentions and “broker non-votes” have the same effect as negative votes with respect to each proposal to be considered at the Special Meeting.

The Trust is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned or postponed meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying Proxy Card related to the Annual Meeting (including legal costs) will be borne by the Trust.  The Adviser and the Trust are each responsible for 50% of the costs of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying proxy card related to the Special Meeting (not including legal costs).  The Trust is responsible for approximately 30% and the Adviser is responsible for approximately 70% of the legal costs associated with the Notice, the Proxy Statement and the accompanying Proxy Card related to the Special Meeting.  The Adviser and the Trust are each responsible for 50% of the costs of the solicitation related to the Special Meeting.  Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be asked to forward these Notices and the Joint Proxy Statement to beneficial owners of the Trust’s shares so that these owners may authorize the voting of their shares.  The Adviser and the Trust will pay these firms their out-of-pocket expenses for doing so as such costs relate to the Special Meeting.

In the event that at the time any session of either the Annual Meeting or the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn such Meeting to a later date and the Meeting may be held as adjourned without further notice.  In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting or the Special Meeting, as applicable, to permit further solicitation of proxies with respect to such proposal and such Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the Trust present in person or by proxy at the session of the Annual Meeting or the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting or the Special Meeting, as applicable, is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting or the Special Meeting, as applicable, is postponed, the Trust will give notice of the postponed meeting to shareholders.

On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at each of the Annual Meeting and the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Trust’s outstanding classes of shares was as follows: Class A Shares, $_____; Class C Shares, $_____; and Class Y Shares, $_____.  Both meetings are expected to act only upon matters that affect the Trust as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm, and at the Special Meeting, approval of the Amended and Restated Investment Advisory Agreement and of certain changes to the Trust’s fundamental policies.  On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at each meeting.  Shareholders of all classes of shares of the Trust will vote together as a single class at each meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, __________; Class C Shares, __________; and Class Y Shares, __________.

On the record date, the following holders held 5% or more of a class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class
[**TO BE COMPLETED**]

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1 at the Annual Meeting)

At the Annual Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October 2011. All nominees have consented to serve if elected.

Nominees(1)

Name, Address(2) and Year of Birth Interested Trustee (6)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958)	President since 1998 and Vice Chair of the Board of Trustees and Trustee since 2004
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012
Non-interested Trustees
Theodore T. Mason Hastings-on-Hudson, NY (1935)	Chair of the Board of Trustees since 2004 and Trustee since 1984
Executive Director, East Wind Power Partners Ltd. since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (previously Treasurer, President, First Vice President, and Second Vice President) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., 2000-2012.

			4
Trustee Emeritus, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2011; Trustee, 1987-2011 and 2009-2011, respectively; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds, consisting of Pacific Capital Cash Assets Trust (1984-2012), Pacific Capital Tax-Free Cash Assets Trust (1988-2012), and Pacific Capital U.S. Government Securities Cash Assets Trust (1988-2012)) and Chair of the Board of each, 2004-2012; formerly Trustee, Premier VIT

Stanley W. Hong(8) Honolulu, HI (1936)	Trustee since 1992	President, Waste Management of Hawaii, Inc. and Corporate Vice President – Hawaii Area for Waste Management, Inc., 2001-2005; Trustee, The King William Charles Lunalilo Trust Estate since 2001; President and Chief Executive Officer, The Chamber of Commerce of Hawaii, 1996-2001; Regent, Chaminade University of Honolulu since 1991; Trustee, the Nature Conservancy of Hawaii since 1998; Trustee, Child and Family Service since 2005; Director, The East West Center Foundation since 2006 and St. Louis School since 2007; and a director of other corporate and community organizations.	1
First Insurance Co. of Hawaii, Ltd., Lanihau Properties, Ltd., Riggs Distributing Co.; formerly Trustee, Pacific Capital Funds®; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds)  1993-2012

Richard L. Humphreys Kaneohe, HI (1943)	Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002. Formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	1
Board of Directors, Bishop Museum; Board of Directors, Friends of the Cancer Research Center; Board of Directors, The Castle Group, Inc.; formerly Trustee, Pacific Capital Funds®; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2009-2012

Bert A. Kobayashi, Jr. (9) Honolulu, HI (1970)	Trustee since 2009	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009; Vice President, Nikken Holdings, LLC (real estate investment) since 2003; interested in a number of other real estate companies in Hawaii.	1	Hawaiian Electric Company, Inc.; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2009-2012
Glenn P. O’Flaherty Denver, CO (1958)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	3	Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2009-2012
Russell K. Okata Honolulu, HI (1944)	Trustee since 1992	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; director of various civic and charitable organizations.	2
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 1993-2012

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Trust at this time in light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	Over 25 years of experience in mutual fund management.
Theodore T. Mason:	Extensive financial and management experience; knowledgeable about operation and management of mutual funds.
Stanley W. Hong:	Experienced business executive with knowledge of local government and mutual fund governance.
Richard L. Humphreys:	Experienced in banking and finance.
Bert A. Kobayashi, Jr.:	Experienced in local government affairs and local real estate.
Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds.
Russell K. Okata:	Experienced in local government affairs and mutual fund governance.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)
Chairman Emeritus(10)
Lacy B. Herrmann New York, NY (1929)	Founder and Chairman Emeritus since 2004, Trustee, 1984-2004, and Chairman of the Board of Trustees, 1984-2003
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator’s parent since 2003; Chief Operating Officer of the Administrator and the Administrator’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of the three Aquila money-market funds; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006; Registered Representative of the Distributor since 1985.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

(1)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust’s Adviser.

(2) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(7) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(8)  Peter S. Ho, Chairman, President and Chief Executive Officer of Bank of Hawaii, is the nephew of Mr. Hong’s wife.

(9) During the two most recently completed calendar years, Mr. Kobayashi held direct or indirect interests in entities that entered into loan and other transactions with Bank of Hawaii (of which the Adviser is a division): (a) Mr. Kobayashi is the manager of, and holds an interest in, a limited liability company that obtained a loan from Bank of Hawaii in the total amount of $4,000,000.  There were no amounts outstanding with respect to the loan as of December 31, 2011. (b) Mr. Kobayashi is the managing member of, and holds an interest in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with Bank of Hawaii , and (ii) has entered into an International Swaps and Derivatives Association, Inc.  (“ISDA”) master swap agreement with Bank of Hawaii.  The total loan amount is $8,200,000 and the amount outstanding on December 31, 2011 was $7,725,960.  The notional amount of the swap agreement is $8,091,760. (c) Mr. Kobayashi is the manager of, and holds direct and indirect interests in, an entity which has an interest in a limited liability company that has entered into an ISDA master swap agreement with Bank of Hawaii.  The notional amount of the swap agreement is $41,500,000. (d) Mr. Kobayashi is the manager of, and holds interests in, two entities which have an indirect interest in a limited liability company that has an outstanding loan with Bank of Hawaii.  Bank of Hawaii ’s share of the total loan amount is $10,711,007.

(10) The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 6/30/12)

	Dollar Range of	Aggregate Dollar Range of
Name of Nominee	Ownership in Hawaiian Tax-Free Trust(1)	Ownership in Funds in the Aquila Group of Funds (1)
Interested Nominee

Diana P. Herrmann	C	E

Non-interested Nominees

Theodore T. Mason	C	E

Stanley W. Hong	C	C
Richard L. Humphreys	E	E

Bert A. Kobayashi, Jr.	C	E

Glenn P. O’Flaherty	C	C

Russell K. Okata	E	E

(1)              A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Adviser, the Administrator or the Distributor.

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Administrator. For its fiscal year ended March 31, 2012, the Trust paid a total of $245,690 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund.   The following table lists the compensation of all nominees for non-Interested Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust’s most recent fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Trust for Fiscal Year Ended March 31, 2012	Compensation from All Funds in the Aquila Group of Funds for Fiscal Year Ended March 31, 2012	Number of Boards on which the Trustee served for Fiscal Year Ended March 31, 2012*
Theodore T. Mason	$38,813	$141,438	4
Stanley W. Hong	$31,382	$ 70,563	1
Richard L. Humphreys	$35,334	$ 75,388	1
Bert A. Kobayashi, Jr.	$31,382	$ 70,563	1
Glenn P. O’Flaherty	$31,979	$123,238	3
Russell K. Okata	$31,057	$ 90,813	2

*Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

Class A Shares may be purchased without a sales charge by the Trust’s Trustees and officers.

The Trust’s Administrator is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds. As of June 30, 2012 these funds had aggregate assets of approximately $3.3 billion, of which approximately $2.95 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Administrator. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended March 31, 2012 the Trust paid $2,170,916 in fees to the Administrator.

During the fiscal year ended March 31, 2012, $1,469,455 was paid under Part I of the Trust’s Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $63,759 was retained by the Distributor. With respect to Class C Shares, during the same period, $534,193 was paid under Part II of the Plan and $178,064 was paid under the Shareholder Services Plan. Of these total payments of $712,257, the Distributor retained $139,570. All of such payments were for compensation.

During the fiscal year ended March 31, 2012 the Trust paid $14,814 to Butzel Long, a professional corporation, which was counsel to the Trust and counsel to the Independent Trustees through May 31, 2011, for legal services.  Edward M.W. Hines, who was Secretary of the Trust, was Of Counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Investment Management LLC.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Stanley W. Hong, Richard L. Humphreys, Bert A. Kobayashi, Jr., Theodore T. Mason, Glenn P. O’Flaherty and Russell K. Okata. The Committee (i) selects the Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and results of audits and the fees charged; and (iii) considers the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust’s last fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

The Trust has a Nominating Committee, consisting of all of the non-Interested Trustees. The Nominating Committee held one meeting during the last fiscal year.  The Nominating Committee’s charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the non-Interested and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds, business and/or professional experiences and personal qualities; and (c) seek Board composition that reflects an appropriate balance by giving consideration to, where appropriate, the nominee’s state-specific knowledge, involvement and residence, as well as the nominee’s service and experience as a Trustee of any of the other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) consider as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose experience, background and, as appropriate, state profile can be expected to enhance investor confidence in the Trust and the stature of the Board (mutual fund trustee and/or other significant experience on other boards is desirable); (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in all Board meetings and related activities.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust’s website at www.aquilafunds.com.

During the Trust’s last fiscal year, the Board of Trustees held six meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Trust does not have a policy on Trustee attendance at the Annual Meeting.  At the 2011 Annual Meeting, all Trustees were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser, the Administrator or the parent or subsidiaries of either.

The Board seeks continuously to be alert to potential risks regarding the Trust’s business and operations as an integral part of its responsibility for oversight of the Trust.

The Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall oversight of the Board, the Adviser, the Administrator or other service providers to the Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is a non-Interested Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Trust, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Trust, such as the Trust’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate the orderly and efficient flow of information to the trustees of such other funds. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Trust, the Adviser, the Administrator or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Adviser and Administrator, and otherwise enhance the Board’s oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Trust invests in obligations issued by the State of Hawaii, its counties and various other local authorities, and the Board uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the election of each of the nominees.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2 at the Annual Meeting)

Tait, Weller & Baker LLP (“TWB”), which currently serves as the Trust’s independent registered public accounting firm, has been selected by the Trust’s Audit Committee and ratified by the Board of Trustees, including a majority of the non-Interested Trustees, as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2013.  Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Trust’s annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2011 and 2012.

	2011	2012

Audit Fees	$20,800	$25,500
Audit related fees	0	0
Audit and audit related fees	$20,800	$25,500
Tax fees (1)	$3,300	$3,400
All other fees	0	0
Total	$24,100	$28,900

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to the Trust or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during the last two fiscal years for the Trust’s Adviser or any entity controlling, controlled by or under common control with the Adviser that provides services to the Trust.

All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee.  Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2013.

TWB has no direct or indirect financial interest in the Trust, the Administrator or the Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the Investment Company Act of 1940, as amended, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Annual Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust’s outstanding classes of shares.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Amended and Restated Investment Advisory Agreement
(Proposal No. 1 at the Special Meeting)

Background and Reasons for the Proposal

The Adviser has served as the Trust’s investment adviser since the establishment of the Trust.  As the Trust’s investment adviser, the Adviser is responsible for the Trust’s investment program.  References in this proposal to the Adviser include the Adviser’s predecessors.

Under the current investment advisory agreement between the Trust and the Adviser (the “Current Advisory Agreement”), the Adviser receives an advisory fee payable at the annual rate of 0.14% of the Trust’s net asset value (the “Current Advisory Fee”).  The Adviser also is responsible for paying expenses associated with maintaining the accounting records of the Trust, including  daily and secondary pricing of its securities (“Fund Accounting Expenses”), under the Current Advisory Agreement.  In addition, the Current Advisory Agreement includes a provision that calls for a reduction of the Current Advisory Fee if the Trust’s expenses exceed a certain amount in any fiscal year (the “Fee Reduction Provision”).

The Adviser has provided information to the Board of Trustees indicating that, under the Current Advisory Agreement, the investment management of the Trust is not currently, and the Adviser did not expect that in the future would be, profitable to the Adviser.  The Board of Trustees is concerned that this may have a long-term effect on the quality of the Adviser’s services to the Trust.  Following extensive discussions, the Board of Trustees of the Trust has agreed to the terms of an amended and restated investment advisory agreement between the Trust and the Adviser (the “Amended and Restated Advisory Agreement”), subject to approval of the agreement by shareholders.  Under the Amended and Restated Advisory Agreement:

•
The advisory fee payable by the Trust will increase to 0.23% of the Trust’s net asset value on assets up to and including $875 million; 0.17% of the Trust’s net asset value on assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net asset value on assets over $1.5 billion. The breakpoints in the advisory fee schedule mean that the Trust’s effective advisory fee will decrease as assets in the Trust increase.  Based on the $880,873,476 in assets under management as of June 30, 2012, the effective advisory fee under the Amended and Restated Advisory Agreement would have been payable at the annual rate of 0.23% of the Trust’s net asset value.

•	The Trust, and not the Adviser, will be responsible for paying the Fund Accounting Expenses.

•	The Fee Reduction Provision will be removed.

Except for the changes described above and certain changes that have been made to comply with applicable law, the terms of the Amended and Restated Advisory Agreement will be substantially similar to the terms of the Current Advisory Agreement. The Amended and Restated Advisory Agreement is attached hereto as Exhibit A.  The Current Advisory Agreement was last approved by shareholders of the Trust on October 30, 1995 in connection with an amendment to the Agreement to permit the Trust to pay compensation to certain Trustees who are affiliated with the Adviser at the same rate that it pays to its other Trustees.

The Board of Trustees believe that entering into the Amended and Restated Advisory Agreement is necessary to ensure that the Adviser is able to continue to provide high quality investment advisory services to the Trust, and in the best interests of the Trust and its shareholders.

If shareholders approve the Amended and Restated Advisory Agreement, the Trust and the Administrator have agreed to enter into an amended and restated Administration Agreement (the “Amended and Restated Administration Agreement”), pursuant to which the fee paid to the Administrator for administration services will be reduced from the annual rate of 0.26% of the Trust’s net asset value to the annual rate of 0.22% of the Trust’s net asset value (the “New Administration Fee”).  The Administrator has provided administration and other services to the Trust since the Trust’s inception.  The Amended and Restated Administration Agreement does not require shareholder approval.

New Advisory Fee

Under the Amended and Restated Advisory Agreement, the Trust will pay an advisory fee at an annual rate according to the following schedule:

•	0.23% of the Trust’s net asset value on assets up to and including $875 million;

•	0.17% of the Trust’s net asset value on assets between $875 million and $1.5 billion; and

•	0.155% of the Trust’s net asset value on assets over $1.5 billion.

As of June 30, 2012, the Trust had net assets of $880,873,476.  Accordingly, based on assets under management as of June 30, 2012, the advisory fee under the Amended and Restated Advisory Agreement would have been payable at an effective annual rate of 0.23% of the Trust’s net asset value (the “New Advisory Fee”).

In contrast, the Current Advisory Fee is payable at an annual rate of 0.14% of the Trust’s net asset value.*  There are no breakpoints in the advisory fee schedule under the Current Advisory Agreement.  That means that the annual advisory fee rate paid by the Trust to the Adviser does not decrease as assets in the Trust increase.

* The Current Advisory Agreement provides that the Trust pays an advisory fee to the Adviser for services rendered that is payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.19% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the trust, the annual advisory fee shall be payable at the annual rate of 0.14% of such net asset value.  The Trust has had a Distribution Plan in effect since July 1, 1992.  Accordingly, since July 1, 1992, the Trust has paid an advisory fee at the annual rate of 0.14% of the Trust’s net asset value.

The New Advisory Fee will represent an increase in the annual advisory fee rate payable by the Trust to the Adviser of 0.09% of the Trust’s net asset value (based on net assets as of June 30, 2012).  Please note that, because of the breakpoints in the New Advisory Fee schedule, the Trust’s effective advisory fee rate will decrease as assets in the Trust increase.  As of June 30, 2012, the Trust’s net assets were in excess of $875 million (the first breakpoint in the fee schedule).  The advisory fee rate on assets in excess of $875 million (up to $1.5 billion) is 0.17%.

In addition to receiving a higher advisory fee, the Adviser will benefit because it will no longer have responsibility for paying the Fund Accounting Expenses.

After taking into account the reduction in the administration fee that will be paid by the Trust to the Administrator and the fact that the Trust, rather than the Adviser, will be responsible for paying the Fund Accounting Expenses, the net increase in the total annual operating expenses payable by shareholders as a result of the Amended and Restated Advisory Agreement and Amended and Restated Administration Agreement is anticipated to be 0.06% of the Trust’s net asset value (based on net assets as of June 30, 2012).  Please see “Comparison of Current and Proposed Fees and Expenses” below.

The Board of Trustees believes that the Amended and Restated Advisory Agreement is necessary to ensure that the Adviser is able to continue to provide high quality investment advisory services to the Trust, and in the best interests of the Trust and its shareholders.

Comparison of New Advisory Fee to Current Advisory Fee

The following table compares the fees that the Trust paid to the Adviser under the Current Advisory Agreement during the twelve months ended June 30, 2012 to the hypothetical advisory fees that would have been paid by the Trust to the Adviser if the Amended and Restated Advisory Agreement had been in effect during the same period.  Also set forth below is the percentage increase in advisory fees between the Current Advisory Agreement and the Amended and Restated Advisory Agreement.

Actual Advisory Fees Paid by the Trust Under the Current Advisory Agreement	Hypothetical Advisory Fees Paid by the Trust Under the Amended and Restated Advisory Agreement	Percentage Increase in Advisory Fees Between the Current and Amended and Restated Advisory Agreements
$1,187,768	$1,951,333	64.3%

Fund Accounting Expenses

Under the Amended and Restated Advisory Agreement, the Adviser will no longer be responsible for paying expenses associated with maintaining the Trust’s accounting records, including daily pricing of its securities.  Instead, these costs will be borne by the Trust.  In contrast, the Current Advisory Agreement provides that the Adviser shall either keep the accounting records of the Trust, including the computation of the net asset value per share and the dividends or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust.  Currently, accounting records of the Trust are maintained by Citi Fund Services Ohio, Inc. (“Citi”) pursuant to a sub-accounting agreement between the Adviser and Citi.  The Adviser bears fund accounting expenses related to the maintenance of such accounting records.  It is proposed that the Adviser no longer be responsible for overseeing and paying for these services.  Instead, an outside service provider will provide these services and the Trust will pay for these services directly.  Shifting responsibility for the Fund Accounting Expenses from the Adviser to the Trust would have reduced the Adviser’s costs of providing services under the Current Advisory Agreement.  It is estimated that such Fund Accounting Expenses would have increased the Trust’s annual expenses by approximately $120,000 during the last fiscal year ended March 31, 2012 (which would have increased the Trust’s total annual operating expenses by 0.01% of the Trust’s net asset value).  Nevertheless, as discussed above, the Board of Trustees believes that the Amended and Restated Advisory Agreement is necessary to ensure that the Adviser is able to continue to provide high quality investment advisory services to the Trust, and in the best interests of the Trust and its shareholders.

Removal of Fee Reduction Provision

Under the Amended and Restated Advisory Agreement, a provision included in the Current Advisory Agreement that calls for a reduction of the Current Advisory Fee if the Trust’s expenses exceed a certain amount in any fiscal year (the “Fee Reduction Provision”) will be removed.

The Fee Reduction Provision provides that the Trust’s advisory fee shall be reduced, but not below zero, by an amount equal to the pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such net assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust’s total annual investment income.

           The Fee Reduction Provision was included in the Current Advisory Agreement in order to comply with certain State securities laws which were preempted by Federal legislation in 1996 and are no longer in effect.  The Fee Reduction Provision has not been triggered since the inception of the Trust.

Amended and Restated Administration Agreement

As noted above, the Trust and the Administrator have agreed to enter into an Amended and Restated Administration Agreement, contingent upon shareholder approval of the Amended and Restated Advisory Agreement.  The Amended and Restated Administration Agreement does not require shareholder approval.

Under the Amended and Restated Administration Agreement:

•	The fee paid to the Administrator for administration services will be reduced from the annual rate of 0.26% of the Trust’s net asset value to the annual rate of 0.22% of the Trust’s net asset value.**
•	A Fee Reduction Provision similar to that in the Current Advisory Agreement will be removed.

** The current Administration Agreement provides that the Trust pays the Administrator a fee payable monthly and computed on the net asset value of the Trust at the end of each business day at the annual rate of 0.36% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the administration fee will be payable at the annual rate of 0.26% of such net asset value. Such fees under the Distribution Plan commenced July 1, 1992 and since that date the Trust’s administration fee has been payable at the annual rate of 0.26% of such net asset value.

Accordingly, as noted above under “New Advisory Fee,” after taking into account the increased advisory fee and the fact that the Trust, rather than the Adviser, will be responsible for paying the Fund Accounting Expenses, the net increase in the total annual operating expenses payable by shareholders as a result of the Amended and Restated Advisory Agreement and Amended and Restated Administration Agreement would be 0.06% of the Trust’s net asset value (based on net assets as of June 30, 2012).  Please see “Comparison of Current and Proposed Fees and Expenses” below.

Comparison of Current and Proposed Fees and Expenses

Set forth below is a comparison, based on average net assets as of June 30, 2012, of the Trust’s fees and expenses under the Current Advisory Agreement and current Administration Agreement to the Trust’s fees and expenses under the Amended and Restated Advisory Agreement and the Amended and Restated Administration Agreement.

	Class A Shares		Class C Shares
	Current Fees	Proposed Fees	Current Fees	Proposed Fees
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	None(1)	1.00%	1.00%
Annual Trust Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Investment Advisory Fee	0.14%	0.23%	0.14%	0.23%
Distribution (12b-1) Fee	0.20%	0.20%	0.75%	0.75%
Other Expenses(2)	0.42%	0.39%	0.67%	0.64%
Total Annual Trust Operating Expenses	0.76%	0.82%	1.56%	1.62%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)	Other Expenses have been restated to reflect current fees.

	Class I Shares		Class Y Shares
	Current Fees	Proposed Fees	Current Fees	Proposed Fees
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None	None	None	None
Annual Trust Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Investment Advisory Fee	0.14%	0.23%	0.14%	0.23%
Distribution (12b-1) Fee	0.15%	0.15%	None	None
Other Expenses(2)	0.62%(3)	0.59%(3)	0.42%	0.39%
Total Annual Trust Operating Expenses	0.91%	0.97%	0.56%	0.62%

(2) Other Expenses have been restated to reflect current fees.
(3) Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

Example (based on average net assets as of June 30, 2012)

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Trust’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses under Current Advisory Agreement and Current Administration Agreement

	1 year	3 years	5 years	10 years
Class A Shares	$475	$633	$805	$1,305
Class C Shares	$259	$493	$850	$1,443
Class I Shares	$93	$290	$504	$1,120
Class Y Shares	$57	$179	$313	$701

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$159	$493	$850	$1,443

Expenses under Amended and Restated Advisory Agreement and Amended and Restated Administration Agreement

	1 year	3 years	5 years	10 years
Class A Shares	$480	$651	$837	$1,373
Class C Shares	$265	$511	$881	$1,511
Class I Shares	$99	$309	$536	$1,190
Class Y Shares	$63	$199	$346	$774

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$165	$511	$881	$1,511

Comparison of Other Key Terms of the Current and Amended and Restated Advisory Agreements

Except for the changes described above and certain changes that have been made to comply with applicable law, the terms of the Current Advisory Agreement and the Amended and Restated Advisory Agreement are substantially similar.  Each Advisory Agreement provides that, subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall (i) supervise continuously the investment program of the Trust and the composition of its portfolio; (ii) determine what securities shall be purchased or sold by the Trust; and (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust.

Each Advisory Agreement provides that any investment program furnished by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of l940, as amended (the “1940 Act”) and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust; and (4) any policies and determinations of the Board of Trustees of the Trust.  The Current Advisory Agreement provides that such investment program also shall be in accordance with the fundamental policies of the Trust.  The Amended and Restated Advisory agreement provides that such investment program shall be in accordance with the investment objective, policies and restrictions of the Trust as set forth in the Trust’s current Prospectus and Statement of Additional Information.

Under each Advisory Agreement, the Adviser furnishes the Trust, at the Adviser’s expense, with all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement.  Under each Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser, provided that if a Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees.

Each Advisory Agreement provides that the Adviser shall select such broker-dealers as shall, in the Adviser’s judgment, implement the policy of the Trust to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.    Each Advisory Agreement provides that in allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services.  The Current Advisory Agreement contains a provision that is not currently consistent with the 1940 Act or the Trust’s policies against directed brokerage.  This provision has been removed from the Amended and Restated Advisory Agreement.

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. Each Advisory Agreement provides that the Trust shall indemnify the Adviser to the full extent permitted under the Trust’s Declaration of Trust.

Each Advisory Agreement provides that, after an initial two-year term, it continues in effect from year to year only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons”  as defined in the 1940 Act of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a majority of the outstanding voting securities of the Trust and by such a vote of the Trustees.  Each Advisory Agreement also provides that it may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days’ written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days’ written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote.  Each Advisory Agreement automatically terminates in the event of its assignment.

Please refer to Exhibit A for the complete terms of the Amended and Restated Advisory Agreement.

Basis for the Board of Trustees’ Approval of the Amended and Restated Investment Advisory Agreement

At a telephonic meeting held on July 19, 2012, the Board of Trustees, including all of the non-interested Trustees, approved the Amended and Restated Advisory Agreement for the Trust and recommended that the Trust’s shareholders approve the Amended and Restated Advisory Agreement.  The Board of Trustees intends to ratify these actions at an in-person meeting to be held on October 26, 2012.

In reaching its decision, the Board of Trustees requested and obtained such information as it deemed reasonably necessary to evaluate the Amended and Restated Advisory Agreement.  The Board of Trustees considered, among other things, information presented in a report prepared by an independent consultant with respect to the Trust’s current and estimated fees, and total expenses of the Trust under the Current Advisory Agreement and the Amended and Restated Investment Advisory Agreement (the “Independent Consultant’s Report”), and information presented by the Adviser with respect to its current and pro forma profitability under the Current Advisory Agreement and the Amended and Restated Investment Advisory Agreement.    The Board of Trustees also considered information received in connection with the most recent determination to continue the Current Advisory Agreement.

The Board of Trustees considered, among other things, the following factors in approving the Amended and Restated Advisory Agreement:

The nature, extent and quality of services provided by the Adviser.  The Board of Trustees considered the nature, extent and quality of the services provided by the Adviser to the Trust, taking into account the information related to the Trust that is provided to the Trustees at each quarterly meeting.  The Board of Trustees reviewed the terms of the Amended and Restated Advisory Agreement and considered that the Adviser would provide the same investment services under the Amended and Restated Advisory Agreement as had been provided under the Current Advisory Agreement.  The Board noted that the Adviser would, however, no longer be responsible for keeping the accounting records of the Trust, including the computation of net asset value per share and the dividends, which would be delegated to a third party.

The Board of Trustees also reviewed the Adviser’s investment approach for the Trust and its research process.  The Board of Trustees considered the Adviser’s reputation as a leading provider of portfolio management services in Hawaii and that, under the Adviser’s portfolio management, the Trust has provided stable, low-volatility investment returns to shareholders.  The Board of Trustees considered the Adviser’s resources and the personnel who provide investment management services to the Trust.  As discussed below, the Board of Trustees also considered the costs necessary to maintain those resources, including employment of the personnel who provide investment management services to the Trust.

Based on these considerations, the Board of Trustees concluded that the nature, extent and quality of services that the Adviser would continue to provide to the Trust were satisfactory and consistent with the terms of the Amended and Restated Advisory Agreement.

The investment performance of the Trust and the Adviser.  The Board of Trustees noted that the Adviser had overseen the investment program of the Trust since the Trust’s inception and considered the performance results of the Trust over various time periods versus a peer group of funds and the benchmark index.  The Board of Trustees considered that, under the Adviser’s portfolio management, the Trust had provided stable, low-volatility investment returns to shareholders.  The Board of Trustees considered that the Adviser would continue to manage the Trust’s portfolio in the same manner that it was managed under the Current Advisory Agreement and, as noted below, considered the Adviser’s costs in providing those services.  The Board of Trustees considered that the investment performance of the Trust was satisfactory and supported approval of the Amended and Restated Advisory Agreement.

The cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust.  The Board of Trustees considered that, based on information presented by the Adviser and in the Independent Consultant’s Report, the Adviser is not adequately compensated for its services under the Current Advisory Agreement in light of the nature and quality of the Adviser’s services to the Trust and the costs associated with providing those services.  The Board of Trustees considered that, based on information presented in the Independent Consultant’s Report, the New Advisory Fee was slightly above the median and average advisory fees paid by a peer group of single-state municipal funds, and below the median and average advisory fees paid by a peer group of national municipal funds.  The Board of Trustees considered the breakpoints in the advisory fee schedule that reduced rates above certain asset levels.  They also considered that, as of June 30, 2012, the net assets of the Trust were in excess of the first breakpoint in the advisory fee schedule.  The Trustees noted that the advisory fee schedule under the Current Advisory Agreement did not include breakpoints.  The Board of Trustees also considered the reduced fee payable to the Administrator for administration services under the Amended and Restated Administration Agreement.

The Board of Trustees also considered that, based on information presented in the Independent Consultant’s Report, the estimated total expenses for the Trust, after giving effect to the Amended and Restated Advisory Agreement and Amended and Restated Administration Agreement, would be below the median and average total expenses paid by a peer group of single-state municipal funds despite the likely higher costs of operating in Hawaii as compared to most other states, and slightly above the median and slightly below the average total expenses paid by a peer group of national municipal funds.  The Board of Trustees also compared the estimated total expenses for the Trust to the average total expense ratio of single-state municipal funds on a state by state basis and noted that the Trust’s estimated total expenses would put the Trust equal to four states currently tied for the tenth lowest state in median total expenses.

The Board of Trustees also considered that, under the Amended and Restated Advisory Agreement, the Adviser’s costs would decrease because it would no longer be responsible for the fund accounting expenses related to the Trust, including with respect to the daily pricing of securities.

In approving the Amended and Restated Advisory Agreement, the Board of Trustees considered information the Adviser had provided regarding its estimated profitability with respect to the services provided by the Adviser to the Trust under the Current Advisory Agreement and noted that, based on such information, providing services to the Trust is not currently, and the Adviser did not expect that in the future would be, profitable to the Adviser under the Current Advisory Agreement.  The Board of Trustees also considered information regarding the estimated profitability of the Adviser with respect to the advisory services provided by the Adviser to the Trust under the Amended and Restated Advisory Agreement.  The Board of Trustees concluded that the Adviser’s profitability on a pro forma basis with respect to the management of the Trust under the Amended and Restated Advisory Agreement would not be unreasonable.

Accordingly, the Board of Trustees concluded that the New Advisory Fee payable by the Trust under the Amended and Restated Advisory Agreement was reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Trust grows.  In approving the Amended and Restated Advisory Agreement, the Board of Trustees considered the economies of scale with respect to the management of the Trust, whether the Trust had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale under the Amended and Restated Advisory Agreement.  The Board of Trustees noted that the Amended and Restated Advisory Agreement contains breakpoints that reduce the advisory fee rate payable by the Trust on assets above specified levels and that the net assets of the Trust as of June 30, 2012 were in excess of the assets required for the first breakpoint in the advisory fee schedule.  The Board of Trustees considered that breakpoints were an effective way to share any economies of scale or other efficiencies with Trust shareholders as the Trust grows larger.  The Board of Trustees concluded that economies of scale, if any, would be appropriately shared with the Trust.

Benefits derived or to be derived by the Adviser and its affiliates from the relationship with the Trust. In approving the Amended and Restated Advisory Agreement, the Board of  Trustees considered the other benefits to the Adviser from its relationship with the Trust, including reputational benefits derived from managing the Trust, a leading Hawaii municipal bond fund.  The Board of Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between the Adviser and the Trust.

Based on its evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the New Advisory Fee payable by the Trust under the Amended and Restated Advisory Agreement was reasonable.  The Board of Trustees also concluded that the Trust’s Amended and Restated Advisory Agreement should be approved and recommended that the shareholders of the Trust vote to approve the Amended and Restated Advisory Agreement.  The Board of Trustees did not identify any single factor as the controlling factor in determining to approve the Amended and Restated Advisory Agreement.

Information about the Adviser

The Adviser is a division of Bank of Hawaii, all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”).  BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange.  The Adviser’s address is 130 Merchant Street, Suite 370, Honolulu, HI  96813.

The names and principal occupations of the principal executive officer and each director of the Adviser are as follows.  Their addresses are the same as that of the Adviser.

Name of Director	Position with Adviser.
Robert I. Crowell	Executive Vice President and AMG Manager
Stephen K Rodgers	Executive Vice President and Chief Investment Officer
David W. Lum	Vice President and Fixed Income Manager
Donald G. Charles	Senior Vice President and Chief Compliance Officer

The Adviser provides investment advisory services to other funds that have similar investment objectives to that of the Trust.  Information concerning these mutual funds, including the net assets of the funds and the fees paid to the Adviser for its services to the funds, is provided in the table below.

Name of Fund	Net Assets As of 4/30/12	Fee Paid to Adviser as a Percentage of Average Daily Net Assets*
Pacific Capital Tax-Free Securities Fund	$251,290,325	0.20%
Pacific Capital Tax-Free Short Intermediate Securities Fund	$52,441,625	0.20%

*  The Adviser currently waives all advisory fees with respect to Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund.  These funds are offered solely to Bank of Hawaii clients, on which Bank of Hawaii earns an account level fee.

During the most recent fiscal year, the Trust did not pay any commissions in connection with the purchase and sale of any of the Trust’s portfolio securities to a broker affiliated with the Adviser.

Information about Certain Trustees of the Trust

During the two most recently completed calendar years, Bert A. Kobayashi, a Trustee of the Trust, held direct or indirect interests in entities that entered into loan and other transactions with Bank of Hawaii, as described in this paragraph. Mr. Kobayashi is the manager of, and holds an interest in, a limited liability company that obtained a loan from Bank of Hawaii in the total amount of $4,000,000.  There were no amounts outstanding with respect to the loan as of December 31, 2011. Mr. Kobayashi also is the managing member of, and holds an interest in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with Bank of Hawaii, and (ii) has entered into an International Swaps and Derivatives Association, Inc. (“ISDA”) master swap agreement with Bank of Hawaii.  The total loan amount is $8,200,000 and the amount outstanding on December 31, 2011 was $7,725,960.  The notional amount of the swap agreement is $8,091,760. Mr. Kobayashi is the manager of, and holds direct and indirect interests in, an entity which has an interest in a limited liability company that has entered into an ISDA master swap agreement with Bank of Hawaii.  The notional amount of the swap agreement is $41,500,000. Mr. Kobayashi is the manager of, and holds interests in, two entities which have an indirect interest in a limited liability company that has an outstanding loan with Bank of Hawaii.  Bank of Hawaii’s share of the total loan amount is $10,711,007.

Richard L. Humphreys, a Trustee of the Trust, was an Executive Vice President of the Bank of Hawaii prior to 1994.  Peter S. Ho, Chairman, President and Chief Executive Officer of Bank of Hawaii, is the nephew of the wife of Stanley W. Hong, a Trustee of the Trust.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the Investment Company Act of 1940, as amended, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust’s outstanding classes of shares.

If this proposal is not approved by the Trust’s shareholders, the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of the Elimination of Certain of the Trust’s Fundamental Policies
(Proposals No. 2A and 2B at the Special Meeting)

Background and Reasons for the Proposals

The Trust, like all mutual funds, is required by law to have policies governing certain investment practices that may be changed only with shareholder approval.  These policies are referred to as “fundamental.” Currently, the Trust has fundamental policies that either are not required by law or are more restrictive than the law requires.

The Board of Trustees has reviewed the Trust’s current fundamental policies and has concluded that two policies should be eliminated.  At the Special Meeting, you will be asked to approve the elimination of these fundamental policies.  The Board of Trustees recommends that you vote in favor of the proposals set forth below because having unduly restrictive fundamental policies may prevent the Board of Trustees from reacting quickly to events when it is in the interests of shareholders to do so.  The elimination of these fundamental policies is expected to facilitate the management of the Trust’s portfolio and provide the Trust with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

As discussed below, if shareholders approve Proposal 2A and Proposal 2B, the Trust will be able to invest not more than 20% of its assets in shares of money market funds and in certain taxable obligations, such as Build America Bonds, and U.S. government securities, to the extent consistent with its other investment policies and restrictions.  The Adviser immediately intends to invest a portion of the Trust’s assets in shares of money market funds if shareholders approve the proposals.  The Adviser intends to utilize money market funds for cash management purposes and, if necessary, temporary defensive purposes.  The Adviser does not immediately intend to invest in Build America Bonds or U.S. government securities if shareholders approve the proposals, but it may do so in the future.

The Trust’s investment objective is not proposed to change and shall remain the same.  That is to say that it shall continue to seek to provide as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.  Except as noted above, no other changes to the Trust’s current investment practices are contemplated in connection with the proposals.

As discussed below, if shareholders approve Proposal 2A and Proposal 2B, the Trust also will be provided with the flexibility to make certain other investments in the future.  To the extent that the Adviser believes it would be appropriate for the Trust to engage in any other new investment practices in the future, after evaluating the consistency of such practices with the Trust’s investment objective, the Trust may be subject to additional risks.  Therefore, prior to seeking Board of Trustee approval of any such change, the Adviser will present its recommendation to the Administrator who will seek to: (1) ascertain that the proposed investment practice is permissible based upon the Trust’s current Prospectus and Statement of Additional Information and applicable laws; (2) evaluate whether the Trust’s service providers are operationally equipped to address the relevant accounting, reporting and tax considerations associated with the proposed investment practice; and (3) evaluate the risks and rewards  of the proposed investment practice from a product management and marketing perspective.  Once these considerations have been addressed, a presentation will be provided to the Board of Trustees.  Such presentation will include an assessment by the Adviser of the investment merits of the proposed investment practice and an assessment by the Administrator of the portfolio compliance, accounting and product management considerations associated with the proposed investment practice.  The Board of Trustees will then evaluate all relevant considerations before voting on any such proposal.  Thus, before a material change may be made in the Trust’s investment practices, the Board of Trustees would need to approve such change and, if it is necessary or advisable, the Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change and, as applicable, any additional risks.

The effective date of the elimination of these two fundamental policies, if approved, will be determined by the Trust’s officers.

Vote Required

Approval of each of Proposals 2A and 2B requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the Investment Company Act of 1940, as amended, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust’s outstanding classes of shares.

If either of Proposals 2A or 2B is not approved by the shareholders, the Board of Trustees will consider what further action is appropriate with respect to such proposal(s), which could include calling another shareholder meeting.  Approval of one proposal is not contingent upon the approval of the other proposal.  However, both Proposal 2A and Proposal 2B must be approved by shareholders in order for the Trust to have the ability to invest in money market funds.

Approval of Elimination of the Trust’s Fundamental Policy
Regarding Permitted Trust Investments
(Proposal No. 2A at the Special Meeting)

Proposed fundamental policy: If the shareholders of the Trust approve this proposal, the Trust’s current fundamental policy regarding permitted investments will be eliminated.

Current fundamental policy: The Trust’s current fundamental policy regarding permitted investments is as follows:

The Trust invests only in certain limited securities.  The Trust cannot buy any securities other than those discussed under “Investment of Trust Assets” in the Prospectus and “Investment Strategies and Risks” in the Statement of Additional Information.

Background and Reasons for the Proposal: The 1940 Act does not require that a fund have a fundamental policy limiting its investments to those discussed in the fund’s Prospectus and Statement of Additional Information.  The Trust believes that, as currently written, this fundamental policy may be unduly restrictive, and prevent the Trust from reacting in a timely manner to changes in the financial markets.

It is important to note, however, that the Trust has adopted a fundamental policy (which is not proposed to change), set forth in the Trust’s Prospectus, which requires the Trust, under normal circumstances, to invest at least 80% of its assets in municipal obligations that pay interest exempt from both Hawaii state and Federal income taxes (“Hawaiian Obligations”).  This policy is in accordance with Rule 35d-1 under the 1940 Act, which requires that a fund that has a name suggesting that the fund’s distributions are exempt from federal and state income tax adopt a fundamental policy to that effect.

As noted above, the Trust’s investment objective is not proposed to change and shall remain the same.  That is to say that it shall continue to seek to provide as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.  If shareholders approve the proposal to eliminate the current fundamental policy, the Trust will have the flexibility to invest up to 20% of its assets in investments other than Hawaiian Obligations.  In particular, if shareholders approve this Proposal 2A and Proposal 2B, the Adviser may, without any further action by the Board, invest a portion of the Trust’s assets in shares of money market funds for cash management purposes and, if necessary, temporary defensive purposes.

In addition to investing in money market funds, the Trust will have the flexibility to invest in other investments including, but not limited to, taxable obligations such as Build America Bonds, and U.S. government securities, which in aggregate, together with money market funds, shall not exceed 20% of the Trust’s assets.  The Adviser does not immediately intend to invest in such securities if shareholders approve the proposal, but it may do so in the future.  Prior to investing in such securities, the Trust’s Prospectus or Statement of Additional Information would be revised to disclose the new practice, the purpose of the new practice and, as applicable, any additional risks.

The proposed elimination of this fundamental policy is designed to afford the Trust the maximum flexibility permitted under law from time to time.Except for investing in money market funds, the proposed elimination of this fundamental policy is not expected to materially affect the manner in which the Trust’s investment program is conducted at this time, as described in the Trust’s Prospectus and Statement of Additional Information.  Before any other material change is made in the Trust’s investment practices in response to the elimination of this fundamental policy, the Board of Trustees would need to approve such change, based upon consideration of the investment merits of the proposed investment practices provided by the Adviser and portfolio compliance, accounting and product management considerations provided by the Administrator.  If it is necessary or advisable, the Trust’s Prospectus or Statement of Additional information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Elimination of the Trust’s Fundamental Policy
Regarding Investments in Voting Securities, Other Investment Companies
and Certain Other Instruments
(Proposal No. 2B at the Special Meeting)

Proposed elimination of fundamental policy:  If the shareholders of the Trust approve this proposal, the Trust’s current fundamental policy regarding restrictions in investments in voting securities, other investment companies and certain other instruments will be eliminated.

Current fundamental policy: The Trust’s current fundamental policy regarding restrictions in investments in voting securities, other investment companies and certain other instruments is as follows:

The Trust cannot buy any voting securities, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Municipal Security Index Futures or on U.S. Government Securities Futures.

Background and Reasons for the Proposal:  The Trust believes that the current fundamental policy is unduly restrictive.  In particular, the fundamental policy prohibits the Trust from buying shares of other investment companies, including money market funds.  The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act generally limited these investments to relatively small percentages of fund assets such that a fund’s investments in a single investment company could not exceed 3% of the purchased investment company's outstanding voting stock and 5% of the fund's total assets and a fund’s investments in all investment companies were capped at 10% of the fund’s total assets.  Recent rule changes now permit funds to invest without limit in money market funds.

Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Trust believes that its existing fundamental policy is unnecessary and may be unduly restrictive. If the Trust’s fundamental policy on this topic is eliminated, the Trust will be able to invest in other investment companies, including, in particular, money market funds to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Trust’s other investment policies.

As noted in the discussion regarding Proposal 2A, if shareholders approve Proposal 2A and this Proposal 2B, the Trust intends to utilize money market funds for cash management purposes and, if necessary, for temporary defensive purposes.  This could allow the Trust to potentially obtain a higher return on cash balances if deemed desirable from a portfolio management perspective, as well as taking into account other considerations such as tax consequences.

In addition to investing in shares of money market funds, mutual funds also invest in other investment companies for a variety of other reasons. Investing in investment companies is a way to equitize cash in a fund’s portfolio and achieve investment exposure to a particular asset class or type of investment.  Mutual funds also may invest in other investment companies using a master-feeder structure or a fund-of-funds structure. When a fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.  Except for money market funds, the Trust does not currently intend to invest in other investment companies.

The current fundamental policy also prohibits the Trust from investing in voting securities.  Voting securities include securities of other investment companies, and also include equity securities.  If this fundamental policy is eliminated, the Trust would be able to invest in equity securities to the extent consistent with its investment objective and investment strategies.  The Adviser has no current intention to invest any of the Trust’s assets in equity securities.

The fundamental policy also prohibits the Trust from purchasing warrants, puts, calls or combinations thereof other than on Municipal Security Index Futures or on U.S. Government Securities Futures.  Warrants, puts and calls, which are types of derivative instruments, give a fund the right to acquire, or to sell, another security at a specified time or times or during a specified period, and, in some cases, the holder may be entitled to acquire the security at a discount to its market value. Warrants, puts and calls may be attached to another security or may trade separately.  In some cases, warrants, puts and calls may be acquired at no or little cost, particularly if acquired with another security.  Warrants, puts and calls entitle the holder to acquire or to sell a security in the future under certain circumstances.  If the circumstances do not occur, the instrument is “out of the money” or it is otherwise uneconomic for the instrument to be exercised, the instrument expires unexercised, and any purchase price for that instrument will be forfeited.  Investments in warrants, puts and calls may be considered speculative because such instruments do not represent any rights in the assets of the issuing company, nor do they entitle the holder to dividends or voting rights.  A fund may invest in warrants, puts and calls when the underlying security to which the instrument relates is expected to increase, or to decrease, in value.  The Trust would only invest in warrants, puts and calls subject to any limitations imposed by the Board of Trustees or the Adviser from time to time, as well as the Trust’s other investment policies.  The Adviser has no current intention to invest any of the Trust’s assets in warrants, puts or calls.

The proposed elimination of this fundamental policy is designed to afford the Trust the maximum flexibility permitted under law from time to time. Except for investing in money market funds, the proposed elimination of this fundamental policy is not expected to materially affect the manner in which the Trust’s investment program is conducted at this time, as described in the Trust’s Prospectus and Statement of Additional Information.  Before any other material change is made in the Trust’s investment practices in response to the elimination of this fundamental policy, the Board of Trustees would need to approve such change and, if it is necessary or advisable, the Trust’s Prospectus or Statement of Additional information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust’s 2013 annual meeting must be received by the Trust by April 16, 2013, in order to be included in the Trust’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by July 1, 2013.

Other Business

The Trust does not know of any other matter which will come up for action at the Annual Meeting or the Special Meeting.  If any other matter or matters properly come up for action at either the Annual Meeting or the Special Meeting, including any adjournment or postponement of the Annual Meeting or the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted.  That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meetings

To accommodate shareholders who live a distance from Honolulu, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the Annual Meeting except the corporate business of consideration of the proposals. There will be two outreach meetings this year.  An outreach meeting will be held in Hilo on Wednesday, October 24, 2012 at 11:00 a.m., and an outreach meeting will be held in Kona on Thursday, October 25, 2012 at 11:00 a.m.

Exhibit A

Form of Amended and Restated Investment Advisory Agreement

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made [  ] by and between Hawaiian Tax-Free Trust (the “Trust”), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, New York 10017, and Asset Management Group of Bank of Hawaii (the “Adviser”), 130 Merchant Street, Suite 370, Honolulu, HI 96813,

W I T N E S S E T H :

WHEREAS, the Trust and the Adviser have previously entered into an investment advisory agreement; and

WHEREAS, the Trust and the Adviser now wish to amend and restate their agreement as herein set forth, referred to hereafter as “this Agreement”;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust’s assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

2. Duties and Obligations of the Adviser With Respect To Investment of the Assets of the Trust

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

(i) Supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii) Determine what securities shall be purchased or sold by the Trust; and

(iii) Arrange for the purchase and the sale of securities held in the portfolio of the Trust.

(b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of l940, as amended (the “Act”) and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the investment objective, policies and restrictions of the Trust as set forth in the Trust’s current Prospectus and Statement of Additional Information.

(c) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Adviser.  Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.  It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein.  The Adviser shall promptly inform the Trust as to any information concerning the Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.  The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

(e) In connection with its duties to arrange for the purchase and sale of the Trust’s portfolio securities, the Adviser shall select such broker-dealers (“dealers”) as shall, in the Adviser’s judgment, implement the policy of the Trust to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs.  The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices.  In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion.  If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below.  Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities.  The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser, and that research received by such other accounts may or may not be useful to the Trust.

3.  Allocation of Expenses

The Adviser agrees that it will furnish the Trust, at the Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement.  The Adviser agrees that it will supply, or cause to be supplied, to any sub-adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such sub-adviser’s, administrator’s or principal underwriter’s duties under any agreement between such sub-adviser, administrator or principal underwriter and the Trust.  The Adviser will also pay all compensation of the Trust’s officers, employees, and Trustees, if any, who are affiliated persons of the Adviser, provided, however, that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than that it pays to its other Trustees.  The Trust agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders.  All costs and expenses not expressly assumed by the Adviser under this Agreement or by such sub-adviser, administrator or principal underwriter shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Adviser or such sub-adviser, administrator or principal underwriter and expenses of all its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) expenses of portfolio pricing and keeping the Trust’s accounting records including the computation of net asset value per share and the dividends and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

4. Compensation of the Adviser

The Trust agrees to pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, an annual management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.23% of the Trust’s net asset value on assets up to and including $875 million; 0.17% of the Trust’s net asset value on assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net asset value on assets over $1.5 billion.

5. Duration and Termination

(a) This Amended and Restated Investment Advisory Agreement shall become effective upon approval by the shareholders of the Trust and shall, unless terminated as hereinafter provided, continue in effect until the second anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

(b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust and the Trust’s administrator sixty days’ written notice (which notice may be waived by the Trust and by the administrator) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days’ written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote.  This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

6.  Disclaimer of Shareholder Liability

The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust’s property; the Adviser represents that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

7. Notices of Meetings

The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

ATTEST: ________________________ ATTEST: ________________________	Hawaiian Tax-Free Trust By:___________________________________ Asset Management Group of Bank of Hawaii By:___________________________________

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

Please detach at perforation before mailing.

PROXY                      AQUILA GROUP OF FUNDS                PROXY
HAWAIIAN TAX-FREE TRUST
Proxy for Annual Meeting of Shareholders – October 27, 2012
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Hawaiian Tax-Free Trust (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Saturday, October 27, 2012, at the Hawaii Prince Hotel, Mauna Kea Ballroom, 100 Holomoana Street, Honolulu, Hawaii at 10:00 a.m. Hawaiian Standard Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE TELEPHONE: 1-800-337-5303 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

Signature Signature (if held jointly) Date

  YES NO
                                                                                                   I plan to attend the Annual Meeting in Honolulu.
                                                                                                   I plan to attend the Outreach Meeting in Hilo.
                                                                                                   I plan to attend the Outreach Meeting in Kona.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Aquila Group of Funds
Annual Shareholder Meeting to Be Held on October 27, 2012.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
HAWAIIAN TAX-FREE TRUST ANNUAL MEETING
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Diana P. Herrmann*	02) Stanley W. Hong	03) Richard L. Humphreys
04) Bert A. Kobayashi, Jr.	05) Theodore T. Mason	06) Glenn P. O’Flaherty
07) Russell K. Okata
*Interested Trustee

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)			⁮	⁮	⁮

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

Please detach at perforation before mailing.

PROXY                          AQUILA GROUP OF FUNDS                        PROXY
HAWAIIAN TAX-FREE TRUST
Proxy for Special Meeting of Shareholders – October 27, 2012
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Hawaiian Tax-Free Trust (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on Saturday, October 27, 2012, at the Hawaii Prince Hotel, Mauna Kea Ballroom, 100 Holomoana Street, Honolulu, Hawaii at 10:15 a.m. Hawaiian Standard Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR the Special Meeting Proposals 1 and 2A through 2B.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE TELEPHONE: 1-800-337-5303 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____ Signature ____ Signature (if held jointly) ____ Date
  YES NO
                                                                                                I plan to attend the Special Meeting in Honolulu.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Aquila Group of Funds
Special Shareholder Meeting to Be Held on October 27, 2012.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
HAWAIIAN TAX-FREE TRUST SPECIAL MEETING

	FOR	AGAINST	ABSTAIN
1. To approve an Amended and Restated Investment Advisory Agreement

2. To approve changes to the Trust’s fundamental policies relating to:
2A. Permitted Trust investments.	FOR	AGAINST	ABSTAIN

2B. Investments in voting securities, other investment companies and certain other instruments.	FOR	AGAINST	ABSTAIN

Special Meeting Attendance – You are encouraged to attend the Special Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.